UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

SUNHYDROGEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54437	26-4298300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BioVentures, 2500 Crosspark Road

Coralville, IA 52241

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (805) 966-6566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 22, 2024, SunHydrogen, Inc. (the “Company”) entered into a Joint Development Agreement (the “Agreement”) with Honda R&D Co., Ltd. (“Honda”).

Under the Agreement, the Company will engage in cooperative research and development efforts with Honda to develop the following products (the “Products”): Housing Unit, Hydrogen Reactor, Hydrogen Panel, and Hydrogen Array.

Pursuant to the Agreement, the parties will jointly own any invention, utility model, design, know-how or other intellectual property created or developed by either party based on the knowledge or confidential information received from the other party regarding the Products.

Pursuant to the Agreement, Honda will have the right to use the intellectual property conceived, developed, or created collaboratively by both parties regarding the Products (the “Product Foreground Intellectual Property”), to file for patents with respect to the Products, but may not use the intellectual property conceived, developed, or created collaboratively by both parties regarding the Components (as defined in the Agreement) (the “Component Foreground Intellectual Property”) for the production of hydrogen and other fuels and chemicals. The Company will have the right to use the Component Foreground Intellectual Property to file for patents with respect to Hydrogen Sub-module, Hydrogen Module, and related to the production of hydrogen and other fuels and chemicals, but may not use the Product Foreground Intellectual Property for development of products.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as an exhibit to this report and incorporated herein by reference.

Item 8.01 Other Events

On July 24, 2024, the Company issued a press release regarding the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Joint Development Agreement dated July 22, 2024
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of the exhibit have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNHYDROGEN, INC.

Date: July 24, 2024	/s/ Timothy Young
Timothy Young
Chief Executive Officer

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